Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Carlo Reali, the Interim Chief Financial Officer of Elys Game Technology, Corp. (the “Company”), hereby certifies that based on the undersigned’s knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2023

	By:	/s/ Carlo Reali
	Name:	Carlo Reali
	Title:	Interim Chief Financial Officer (Principal Financial Officer)